Exhibit 10.1
October 12, 2010
ViaSat, Inc.
6155 El Camino Real
Carlsbad, CA 92009
Attention: Paul Konopka, Esq.
Re: Liens Securing ViaSat Peru Intercompany Indebtedness — Sixth Amendment
Gentlemen:
     We refer to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of July 1, 2009 among ViaSat, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto, Union Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Compass Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents, Banc of America Securities LLC and Union Bank, N.A., as Joint Lead Arrangers and Joint Book Runners, and Union Bank, N.A., as Collateral Agent, (as amended, modified or supplemented from time to time, the “Credit Agreement.”) Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.
     The Borrower has informed the Lenders and the Administrative Agent that it from time to time makes loans to its Subsidiary, ViaSat Peru S.R.L. (“ViaSat Peru”), as permitted by Section 6.10(c) of the Credit Agreement, for purposes of purchasing equipment and now desires for those loans to be secured.
     The Borrower has requested, and the Requisite Lenders have agreed, effective as of the date first set forth above, to amend Section 6.9 of the Credit Agreement to allow the intercompany Indebtedness and Guaranty Obligations permitted by Section 6.10(c) of the Credit Agreement to be secured. Accordingly, Section 6.9 is amended as follows: (1) the word “and” is moved from the end of clause (g) to the end of clause (h) and (2) a new clause (i) is added to read as follows:
     “(i) Liens securing Indebtedness and Guaranty Obligations permitted by Section 6.10(c).”
     The governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This letter amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This letter amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.
[Remainder of page intentionally left blank; Signature pages to follow]

     If you are in agreement with the foregoing, please execute this letter is the space provided below.

Very truly yours,

VIASAT, INC.

By: Name:	/s/ Ronald G. Wangerin Ronald G. Wangerin
Title:	Vice President and Chief Financial Officer
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

UNION BANK, N.A., as Administrative Agent

By: Name:	/s/ Mark Adelman Mark Adelman
Title:	Vice President

UNION BANK, N.A.,
as Collateral Agent

By: Name:	/s/ Mark Adelman Mark Adelman
Title:	Vice President

UNION BANK, N.A.,
as a Lender and Swing Line Lender

By: Name:	/s/ Mark Adelman Mark Adelman
Title:	Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender

By: Name:	/s/ Christopher D. Pannacciulli Christopher D. Pannacciulli
Title:	Senior Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

BANK OF THE WEST,
as a Lender

By: Name:	/s/ Alyssa Pearson Alyssa Pearson
Title:	Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

CALIFORNIA BANK & TRUST,
as a Lender

By: Name:	/s/ Steve De Long Steve De Long
Title:	Senior Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

COMPASS BANK,
as a Lender

By: Name:	/s/ Andrew M. Widmer Andrew M. Widmer
Title:	Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: Name:	/s/ Bill O’Da Bill O’Da
Title:	Director

By: Name:	/s/ Vipul Dhadda Vipul Dhadda
Title:	Associate
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Donald S. Green Donald S. Green
Title:	Vice President
[VIASAT — SIXTH AMENDMENT TO FOURTH A&R REVOLVING LOAN AGREEMENT]